SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 22, 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-4) Delaware (State or other jurisdiction of organization) 333-57027-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (312) 782-0600 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: June 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation LaSalle Home Mortgage Corporation as Servicer Multi-Class Mortgage Pass-through Certificates Series 1999-4 ABN AMRO Acct: 67-8180-00-1 Statement Date 06/25/01 Payment Date: 06/25/01 Prior Payment: 05/25/01 Record Date: 05/31/01 WAC: 6.9599% WAMM: 308 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 3 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 #REF! #REF! Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99004_200106_3.EXE Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 IA-1 25,615,000.00 18,186,843.49 00077BHG1 1000.00000000 710.00755378 IA-2 109,340,000.00 90,976,467.89 00077BHH9 1000.00000000 832.05110563 IA-3 36,323,000.00 36,323,000.00 00077BHJ5 1000.00000000 1000.00000000 IA-4 33,553,442.00 33,553,442.00 00077BHK2 1000.00000000 1000.00000000 IA-5 51,230,000.00 42,420,325.17 00077BHL0 1000.00000000 828.03679817 IA-6 23,785,000.00 23,771,634.34 00077BHM8 1000.00000000 999.43806349 IA-7 26,011,000.00 19,610,329.59 00077BHN6 1000.00000000 753.92447772 IA-8 12,310,000.00 12,310,000.00 00077BHP1 1000.00000000 1000.00000000 IA-9 6,108,000.00 6,108,000.00 00077BHQ9 1000.00000000 1000.00000000 IA-10 3,932,961.00 3,931,932.87 00077BHR7 1000.00000000 999.73858627 IA-11 3,074,000.00 3,074,000.00 00077BHS5 1000.00000000 1000.00000000 IA-12 665,000.00 665,000.00 00077BHT3 1000.00000000 1000.00000000 IA-13 10,246,116.00 8,950,233.75 00077BHU0 1000.00000000 873.52453847 IA-X1 6,234,751.20 N 5,542,148.43 00077BHV8 1000.00000000 888.91252416 IA-X2 10,902,679.72 N 8,953,622.27 00077BHW6 1000.00000000 821.23133945 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 430,402.11 0.00 0.00 00077BHG1 16.80273707 0.00000000 0.00000000 IA-2 2,936,004.94 0.00 0.00 00077BHH9 26.85206640 0.00000000 0.00000000 IA-3 0.00 0.00 0.00 00077BHJ5 0.00000000 0.00000000 0.00000000 IA-4 0.00 0.00 0.00 00077BHK2 0.00000000 0.00000000 0.00000000 IA-5 1,408,511.64 0.00 0.00 00077BHL0 27.49388327 0.00000000 0.00000000 IA-6 705,278.27 0.00 0.00 00077BHM8 29.65222914 0.00000000 0.00000000 IA-7 1,023,354.32 0.00 0.00 00077BHN6 39.34313637 0.00000000 0.00000000 IA-8 0.00 0.00 0.00 00077BHP1 0.00000000 0.00000000 0.00000000 IA-9 0.00 0.00 0.00 00077BHQ9 0.00000000 0.00000000 0.00000000 IA-10 54,252.16 0.00 0.00 00077BHR7 13.79422781 0.00000000 0.00000000 IA-11 0.00 0.00 0.00 00077BHS5 0.00000000 0.00000000 0.00000000 IA-12 0.00 0.00 0.00 00077BHT3 0.00000000 0.00000000 0.00000000 IA-13 207,188.72 0.00 0.00 00077BHU0 20.22119601 0.00000000 0.00000000 IA-X1 0.00 0.00 0.00 00077BHV8 0.00000000 0.00000000 0.00000000 IA-X2 0.00 0.00 0.00 00077BHW6 0.00000000 0.00000000 0.00000000 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 17,756,441.38 98,512.07 0.00 00077BHG1 693.20481671 3.84587429 0.00000000 IA-2 88,040,462.95 492,789.20 0.00 00077BHH9 805.19903924 4.50694348 0.00000000 IA-3 36,323,000.00 204,316.88 0.00 00077BHJ5 1000.00000000 5.62500014 0.00000000 IA-4 33,553,442.00 181,747.81 0.00 00077BHK2 1000.00000000 5.41666664 0.00000000 IA-5 41,011,813.53 229,776.76 0.00 00077BHL0 800.54291489 4.48519930 0.00000000 IA-6 23,066,356.07 138,667.87 0.00 00077BHM8 969.78583435 5.83005550 0.00000000 IA-7 18,586,975.27 106,222.62 0.00 00077BHN6 714.58134136 4.08375764 0.00000000 IA-8 12,310,000.00 66,679.17 0.00 00077BHP1 1000.00000000 5.41666694 0.00000000 IA-9 6,108,000.00 35,630.00 0.00 00077BHQ9 1000.00000000 5.83333333 0.00000000 IA-10 3,877,680.71 0.00 0.00 00077BHR7 985.94435846 0.00000000 0.00000000 IA-11 3,074,000.00 17,931.67 0.00 00077BHS5 1000.00000000 5.83333442 0.00000000 IA-12 665,000.00 3,602.08 0.00 00077BHT3 1000.00000000 5.41666165 0.00000000 IA-13 8,743,045.03 48,480.43 0.00 00077BHU0 853.30334246 4.73159098 0.00000000 IA-X1 5,454,058.21 30,019.97 0.00 00077BHV8 874.78361696 4.81494273 0.00000000 IA-X2 8,526,441.91 48,498.79 0.00 00077BHW6 782.05011312 4.44833667 0.00000000 Pass-Through Class Rate (2) CUSIP Next Rate (3) IA-1 6.5000% 00077BHG1 Fixed IA-2 6.5000% 00077BHH9 Fixed IA-3 6.7500% 00077BHJ5 Fixed IA-4 6.5000% 00077BHK2 Fixed IA-5 6.5000% 00077BHL0 Fixed IA-6 7.0000% 00077BHM8 Fixed IA-7 6.5000% 00077BHN6 Fixed IA-8 6.5000% 00077BHP1 Fixed IA-9 7.0000% 00077BHQ9 Fixed IA-10 00077BHR7 None IA-11 7.0000% 00077BHS5 Fixed IA-12 6.5000% 00077BHT3 Fixed IA-13 6.5000% 00077BHU0 Fixed IA-X1 6.5000% 00077BHV8 Fixed IA-X2 6.5000% 00077BHW6 Fixed Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 IA-P 948,923.00 887,575.72 00077BHX4 1000.00000000 935.35062381 IIA-1 37,432,000.00 31,313,056.70 00077BHY2 1000.00000000 836.53175625 IIA-2 1,500,000.00 1,500,000.00 00077BHZ9 1000.00000000 1000.00000000 IIA-3 9,690,976.00 8,928,441.72 00077BJA2 1000.00000000 921.31501719 IIA-X 2,336,732.17 N 1,984,308.48 00077BJB0 1000.00000000 849.18096387 IIA-P 569,880.00 493,417.06 00077BJC8 1000.00000000 865.82624412 M 8,582,337.00 8,337,552.87 00077BJD6 1000.00000000 971.47814983 B-1 3,065,120.00 2,977,697.12 00077BJE4 1000.00000000 971.47815420 B-2 1,430,389.00 1,389,591.64 00077BJF1 1000.00000000 971.47813637 B-3 1,430,390.00 1,389,592.63 00077BJH7 1000.00000000 971.47814932 B-4 817,366.00 794,053.20 00077BJJ3 1000.00000000 971.47813831 B-5 1,021,707.00 992,566.13 00077BJK0 1000.00000000 971.47825159 R 100.00 0.00 00077BJG9 1000.00000000 0.00000000 Totals 408,682,707.00 358,884,753.89 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 IA-P 8,022.75 0.00 0.00 00077BHX4 8.45458483 0.00000000 0.00000000 IIA-1 830,596.79 0.00 0.00 00077BHY2 22.18948467 0.00000000 0.00000000 IIA-2 0.00 0.00 0.00 00077BHZ9 0.00000000 0.00000000 0.00000000 IIA-3 37,879.77 0.00 0.00 00077BJA2 3.90876729 0.00000000 0.00000000 IIA-X 0.00 0.00 0.00 00077BJB0 0.00000000 0.00000000 0.00000000 IIA-P 13,181.89 0.00 0.00 00077BJC8 23.13099249 0.00000000 0.00000000 M 11,373.93 0.00 0.00 00077BJD6 1.32527189 0.00000000 0.00000000 B-1 4,062.12 0.00 0.00 00077BJE4 1.32527275 0.00000000 0.00000000 B-2 1,895.65 0.00 0.00 00077BJF1 1.32526886 0.00000000 0.00000000 B-3 1,895.66 0.00 0.00 00077BJH7 1.32527493 0.00000000 0.00000000 B-4 1,083.23 0.00 0.00 00077BJJ3 1.32526922 0.00000000 0.00000000 B-5 1,354.00 0.00 0.00 00077BJK0 1.32523316 0.00000000 0.00000000 R 0.00 0.00 0.00 00077BJG9 0.00000000 0.00000000 0.00000000 Totals 7,676,337.95 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-P 879,552.97 0.00 0.00 00077BHX4 926.89603898 0.00000000 0.00000000 IIA-1 30,482,459.91 156,565.28 0.00 00077BHY2 814.34227159 4.18265869 0.00000000 IIA-2 1,500,000.00 7,500.00 0.00 00077BHZ9 1000.00000000 5.00000000 0.00000000 IIA-3 8,890,561.95 44,642.21 0.00 00077BJA2 917.40624990 4.60657523 0.00000000 IIA-X 1,921,491.47 9,921.54 0.00 00077BJB0 822.29854764 4.24590380 0.00000000 IIA-P 480,235.17 0.00 0.00 00077BJC8 842.69525163 0.00000000 0.00000000 M 8,326,178.94 44,751.04 0.00 00077BJD6 970.15287794 5.21431866 0.00000000 B-1 2,973,635.00 15,982.51 0.00 00077BJE4 970.15288145 5.21431787 0.00000000 B-2 1,387,695.99 7,458.50 0.00 00077BJF1 970.15286751 5.21431583 0.00000000 B-3 1,387,696.97 7,458.51 0.00 00077BJH7 970.15287439 5.21431917 0.00000000 B-4 792,969.97 4,262.01 0.00 00077BJJ3 970.15286909 5.21432259 0.00000000 B-5 991,212.13 5,327.51 0.00 00077BJK0 970.15301843 5.21432270 0.00000000 R 0.00 0.00 0.00 00077BJG9 0.00000000 0.00000000 0.00000000 Totals 351,208,415.94 2,006,744.43 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) IA-P 00077BHX4 None IIA-1 6.0000% 00077BHY2 Fixed IIA-2 6.0000% 00077BHZ9 Fixed IIA-3 6.0000% 00077BJA2 Fixed IIA-X 6.0000% 00077BJB0 Fixed IIA-P 00077BJC8 None M 6.4409% 00077BJD6 6.4411% B-1 6.4409% 00077BJE4 6.4411% B-2 6.4409% 00077BJF1 6.4411% B-3 6.4409% 00077BJH7 6.4411% B-4 6.4409% 00077BJJ3 6.4411% B-5 6.4409% 00077BJK0 6.4411% R 6.0000% 00077BJG9 Fixed Total P&I Payment $ 9,683,082.38 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere408,682,707.00 358,884,753.8 7,676,337.97 none 1000.00000000 878.15008480 18.78312402 R (component R 0.00 0.00 0.00 none 1000.00000000 0.00000000 0.00000000 Totals 408,682,707.00 358,884,753.8 7,676,337.97 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 0.00 0.00 351,208,415.84 none 0.00000000 0.00000000 859.36696079 R (component R 0.00 0.00 0.00 none 0.00000000 0.00000000 0.00000000 Totals 0.00 0.00 351,208,415.84 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 2,006,744.41 0.00 0.067099348 none 4.91027483 0.00000000 0.06705554 R (component R 0.00 0.00 none 0.00000000 0.00000000None Totals 2,006,744.41 0.00 Total P&I Payment 9,683,082.38 Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls IA-1 98,512.07 0.00 0.00 IA-2 492,789.20 0.00 0.00 IA-3 204,316.88 0.00 0.00 IA-4 181,747.81 0.00 0.00 IA-5 229,776.76 0.00 0.00 IA-6 138,667.87 0.00 0.00 IA-7 106,222.62 0.00 0.00 IA-8 66,679.17 0.00 0.00 IA-9 35,630.00 0.00 0.00 IA-10 0.00 0.00 0.00 IA-11 17,931.67 0.00 0.00 IA-12 3,602.08 0.00 0.00 IA-13 48,480.43 0.00 0.00 IA-X1 30,019.97 0.00 0.00 IA-X2 48,498.79 0.00 0.00 IA-P 0.00 0.00 0.00 IIA-1 156,565.28 0.00 0.00 IIA-2 7,500.00 0.00 0.00 IIA-3 44,642.21 0.00 0.00 IIA-X 9,921.54 0.00 0.00 IIA-P 0.00 0.00 0.00 M 44,751.04 0.00 0.00 B-1 15,982.51 0.00 0.00 B-2 7,458.50 0.00 0.00 B-3 7,458.51 0.00 0.00 B-4 4,262.01 0.00 0.00 B-5 5,327.51 0.00 0.00 R 0.00 0.00 0.00 Total 2,006,744.4 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss IA-1 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 0.00 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 0.00 0.00 0.00 IA-9 0.00 0.00 0.00 IA-10 0.00 0.00 0.00 IA-11 0.00 0.00 0.00 IA-12 0.00 0.00 0.00 IA-13 0.00 0.00 0.00 IA-X1 0.00 0.00 0.00 IA-X2 0.00 0.00 0.00 IA-P 0.00 0.00 0.00 IIA-1 0.00 0.00 0.00 IIA-2 0.00 0.00 0.00 IIA-3 0.00 0.00 0.00 IIA-X 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 0.00 R 0.00 0.00 0.00 Total 0.00 0.00 0.00 Actual Distribution Class of Interest IA-1 98,512.07 IA-2 492,789.20 IA-3 204,316.88 IA-4 181,747.81 IA-5 229,776.76 IA-6 138,667.87 IA-7 106,222.62 IA-8 66,679.17 IA-9 35,630.00 IA-10 0.00 IA-11 17,931.67 IA-12 3,602.08 IA-13 48,480.43 IA-X1 30,019.97 IA-X2 48,498.79 IA-P 0.00 IIA-1 156,565.28 IIA-2 7,500.00 IIA-3 44,642.21 IIA-X 9,921.54 IIA-P 0.00 M 44,751.04 B-1 15,982.51 B-2 7,458.50 B-3 7,458.51 B-4 4,262.01 B-5 5,327.51 R 0.00 Total 2,006,744.43 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 24 CURRENT PAYOFF BALANCE 7,075,428.01 CURRENT NUMBER OF CURTAILMENTS 183 CURRENT CURTAILMENTS BALANCE 105,690.96 SERVICER ADVANCES PRINCIPAL ADVANCES 22,234.58 INTEREST ADVANCES 102,249.14 TOTAL ADVANCES 124,483.72 REALIZED LOSSES CURRENT REALIZED LOSSES 0.00 PRIOR REALIZED LOSSES 0.00 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 0.00 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 4,086,827.00 0.00 ENDING BALANCE 4,086,827.00 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 126,745.00 0.00 ENDING BALANCE 126,745.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 4,086,827.00 0.00 ENDING BALANCE 4,086,827.00 Asset Backed Facts - Pool Total DistributioDelinq 1 Month Date # Balance 06/25/01 1 536,782 0.10% 0.153% 05/25/01 2 651,858 0.19% 0.182% 04/25/01 1 349,120 0.09% 0.096% 03/26/01 3 848,928 0.28% 0.230% 02/26/01 0 0 0.00% 0.000% 01/25/01 3 1,111,223 0.28% 0.300% 12/26/00 0 0 0.00% 0.000% 11/27/00 2 762,541 0.18% 0.203% 10/25/00 1 283,008 0.09% 0.075% 09/25/00 2 611,111 0.18% 0.161% 08/25/00 0 0 0.00% 0.000% 07/25/00 1 256,818 0.09% 0.067% 06/26/00 1 481,878 0.09% 0.125% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% DistributioDelinq 2 Months Date # Balance 06/25/01 1 280,842 0.10% 0.080% 05/25/01 0 0 0.00% 0.000% 04/25/01 2 523,549 0.19% 0.144% 03/26/01 0 0 0.00% 0.000% 02/26/01 1 281,937 0.09% 0.076% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 1 327,573 0.09% 0.087% 09/25/00 0 0 0.00% 0.000% 08/25/00 1 256,596 0.09% 0.067% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 2 740,563 0.18% 0.189% DistributioDelinq 3+ Months Date # Balance 06/25/01 2 651,242 0.19% 0.185% 05/25/01 1 241,938 0.10% 0.067% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 326,763 0.09% 0.088% 12/26/00 1 327,034 0.09% 0.088% 11/27/00 1 327,305 0.09% 0.087% 10/25/00 1 256,148 0.09% 0.068% 09/25/00 1 256,372 0.09% 0.068% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 1 285,857 0.09% 0.074% 05/25/00 1 256,990 0.09% 0.066% 04/25/00 1 257,229 0.09% 0.066% 03/27/00 0 0 0.00% 0.000% DistributioForeclosure/Bankruptcy Date # Balance 06/25/01 2 567,096 0.19% 0.161% 05/25/01 1 325,658 0.10% 0.091% 04/25/01 1 325,937 0.09% 0.090% 03/26/01 1 326,214 0.09% 0.089% 02/26/01 1 326,489 0.09% 0.088% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% DistributioREO Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% DistributioModifications Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 06/25/01 24 7,075,428 2.34% 2.015% 05/25/01 13 3,725,895 1.24% 1.038% 04/25/01 13 4,520,234 1.22% 1.244% 03/26/01 3 850,554 0.28% 0.231% 02/26/01 2 548,210 0.19% 0.148% 01/25/01 5 1,123,493 0.46% 0.303% 12/26/00 6 1,746,298 0.55% 0.469% 11/27/00 5 1,492,906 0.46% 0.398% 10/25/00 3 1,061,358 0.27% 0.281% 09/25/00 4 1,301,975 0.36% 0.344% 08/25/00 8 2,970,387 0.72% 0.780% 07/25/00 5 1,686,918 0.45% 0.439% 06/26/00 2 508,988 0.18% 0.132% 05/25/00 5 1,833,056 0.45% 0.473% 04/25/00 4 1,242,195 0.36% 0.318% 03/27/00 3 943,122 0.27% 0.241% DistributioCurr Weighted Avg. Date Coupon Remit 06/25/01 6.9599% 6.7099% 05/25/01 6.9615% 6.7115% 04/25/01 6.9638% 6.7138% 03/26/01 6.9641% 6.7141% 02/26/01 6.9643% 6.7143% 01/25/01 6.9641% 6.7141% 12/26/00 6.9639% 6.7139% 11/27/00 6.9640% 6.7140% 10/25/00 6.9640% 6.7140% 09/25/00 6.9645% 6.7145% 08/25/00 6.9634% 6.7134% 07/25/00 6.9639% 6.7139% 06/26/00 6.9638% 6.7138% 05/25/00 6.9646% 6.7146% 04/25/00 6.9644% 6.7144% 03/27/00 6.9643% 6.7143% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Asset Backed Facts - Group 1 Total DistributioDelinq 1 Month Date # Balance 06/25/01 1 536,782 0.11% 0.174% 05/25/01 2 651,858 0.22% 0.207% 04/25/01 1 349,120 0.11% 0.110% 03/26/01 3 848,928 0.32% 0.262% 02/26/01 0 0 0.00% 0.000% 01/25/01 3 1,111,223 0.32% 0.341% 12/26/00 0 0 0.00% 0.000% 11/27/00 2 762,541 0.21% 0.231% 10/25/00 1 283,008 0.10% 0.085% 09/25/00 2 611,111 0.21% 0.184% 08/25/00 0 0 0.00% 0.000% 07/25/00 1 256,818 0.10% 0.076% 06/26/00 1 481,878 0.10% 0.142% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioDelinq 2 Months Date # Balance 06/25/01 1 280,842 0.11% 0.091% 05/25/01 0 0 0.00% 0.000% 04/25/01 2 523,549 0.22% 0.164% 03/26/01 0 0 0.00% 0.000% 02/26/01 1 281,937 0.11% 0.087% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 1 327,573 0.10% 0.099% 09/25/00 0 0 0.00% 0.000% 08/25/00 1 256,596 0.10% 0.077% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 2 740,563 DistributioDelinq 3+ Months Date # Balance 06/25/01 2 651,242 0.22% 0.211% 05/25/01 1 241,938 0.11% 0.077% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 326,763 0.11% 0.100% 12/26/00 1 327,034 0.11% 0.100% 11/27/00 1 327,305 0.10% 0.099% 10/25/00 1 256,148 0.10% 0.077% 09/25/00 1 256,372 0.10% 0.077% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 1 285,857 0.10% 0.084% 05/25/00 1 256,990 0.10% 0.076% 04/25/00 1 257,229 0.10% 0.075% 03/27/00 0 0 DistributioForeclosure 0 Date # Balance 06/25/01 2 567,096 0.22% 0.184% 05/25/01 1 325,658 0.11% 0.103% 04/25/01 1 325,937 0.11% 0.102% 03/26/01 1 326,214 0.11% 0.101% 02/26/01 1 326,489 0.11% 0.101% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioREO Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioModifications Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioPrepayments Date # Balance 06/25/01 22 6,541,805 2.46% 2.124% 05/25/01 12 3,464,573 1.31% 1.101% 04/25/01 13 4,520,234 1.40% 1.419% 03/26/01 3 850,554 0.32% 0.263% 02/26/01 2 548,210 0.21% 0.169% 01/25/01 4 890,446 0.42% 0.273% 12/26/00 6 1,746,298 0.63% 0.534% 11/27/00 5 1,492,906 0.52% 0.453% 10/25/00 3 1,061,358 0.31% 0.320% 09/25/00 4 1,301,975 0.42% 0.391% 08/25/00 6 2,149,570 0.62% 0.643% 07/25/00 4 1,356,395 0.41% 0.403% 06/26/00 2 508,988 0.20% 0.150% 05/25/00 5 1,833,056 0.51% 0.540% 04/25/00 4 1,242,195 0.41% 0.363% 03/27/00 3 943,122 DistributioCurr Weight 0 Date Coupon Remit 06/25/01 7.0310% 6.7810% 05/25/01 7.0324% 6.7824% 04/25/01 7.0343% 6.7843% 03/26/01 7.0346% 6.7846% 02/26/01 7.0350% 6.7850% 01/25/01 7.0354% 6.7854% 12/26/00 7.0350% 6.7850% 11/27/00 7.0350% 6.7850% 10/25/00 7.0350% 6.7850% 09/25/00 7.0355% 6.7855% 08/25/00 7.0355% 6.7855% 07/25/00 7.0358% 6.7858% 06/26/00 7.0358% 6.7858% 05/25/00 7.0366% 6.7866% 04/25/00 7.0363% 6.7863% 03/27/00 7.0362% 6.7862% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Asset Backed Facts - Group 2 Total DistributioDelinq 1 Month Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioDelinq 2 Months Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioDelinq 3+ Months Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioForeclosure/Bankruptcy Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioREO Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioModificatio 0 Date # Balance 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% 07/25/00 0 0 0.00% 0.000% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioPrepayments 0 Date # Balance 06/25/01 2 533,623 1.49% 1.235% 05/25/01 1 261,322 0.74% 0.592% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 233,047 0.73% 0.516% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 2 820,817 1.45% 1.775% 07/25/00 1 330,522 0.71% 0.696% 06/26/00 0 0 0.00% 0.000% 05/25/00 0 0 0.00% 0.000% 04/25/00 0 0 0.00% 0.000% 03/27/00 0 0 DistributioCurr Weighted Avg. Date Coupon Remit 06/25/01 6.4528% 6.2028% 05/25/01 6.4546% 6.2046% 04/25/01 6.4546% 6.2046% 03/26/01 6.4546% 6.2046% 02/26/01 6.4545% 6.2045% 01/25/01 6.4529% 6.2029% 12/26/00 6.4528% 6.2028% 11/27/00 6.4528% 6.2028% 10/25/00 6.4528% 6.2028% 09/25/00 6.4509% 6.2009% 08/25/00 6.4518% 6.2018% 07/25/00 6.4565% 6.2065% 06/26/00 6.4564% 6.2064% 05/25/00 6.4564% 6.2064% 04/25/00 6.4564% 6.2064% 03/27/00 6.4564% 6.2064% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category